Third Party Guarantees, Other Contingent Assets and Liabilities, and Other Commitments	12 Months Ended
Dec. 31, 2018
Disclosure Of Other Provisions [Abstract]
Direct and indirect guarantees

36.  THIRD PARTY GUARANTEES, CONTINGENT ASSETS, LIABILITIES, AND OTHER COMMITMENTS

36.1   Direct guarantees

				Assets Committed
	Debtor					Carrying	Outstanding balance as of			Guarantees released
Creditor of Guarantee	Company	Relationship	Type of Guarantee	Type	Currency	Amount	Currency	12-31-2018	12-31-2017	2018	Assets	2019	Assets	2020	Assets
Mitsubishi Corporation	Enel Generación Costanera	Creditor	Pledge	Combined cycle plant	ThUS$	7,692	ThUS$	54,460	53,161	—	—	—	—	—	—
Various Creditors	Enel Distribución Río S.A. (ex Ampla S.A.)	Creditor	Pledge on collection and others	Collection accounts	ThUS$	18,961	ThUS$	225,471	105,335	—	—	—	—	—	—
Various Creditors	Enel Distribución Ceará S.A. (ex Coelce S.A.)	Creditor	Pledge on collection and others	Collection accounts	ThUS$	19,378	ThUS$	126,674	106,854	—	—	—	—	—	—
Banco Nacional de Desarrollo Económico y Social	Enel Cien	Creditor	Mortgage, pledge and others	Collection accounts	ThUS$	—	ThUS$	—	4,074	—	—	—	—	—	—
Various Creditors	CELG Distribución S.A.	Creditor	Pledge on collection and others	Collection accounts	ThUS$	24,783	ThUS$	101,507	154,954	—	—	—	—	—	—
Various Creditors	Enel Distribucion Sao Paulo	Creditor	Pledge on collection and others	Collection accounts	ThUS$	9,286	ThUS$	828,266	—
Banco Crédito del Perú	Enel Generacion Piura	Creditor	Mortgage	Collection accounts	ThUS$	18,371	ThUS$	37,824	48,443

As of December 31, 2018 and 2017, the carrying amount of property, plant and equipment pledged as security for liabilities is ThUS$7,692 and ThUS$26,156, respectively (see Note 19.e.ii). Enel Américas is joint and several co-signer of the local bonds of Enel Generación Chile, whose outstanding balance as of December 31, 2018 amounts to ThCh$329,260,529  (ThUS$474,439).

As of December 31, 2018, the Company had future energy purchase commitments amounting to ThUS$108,423,549  (ThUS$84,423,377 as of December 31, 2017).

36.2   Indirect guarantees

				Debtor			Outstanding balance as of
Type	Contract	Maturity	Creditor of Guarantee	Company	Relationship	Type of Guarantee	Currency	12-31-2018	12-31-2017

Secured	Bonds Serie H	October 2028	Bondholders of Endesa Chile's Bonds	Enel Generación Chile S.A.	Entities demerged from original debtor Endesa Chile (codebtor Endesa Américas and after merger Enel Américas) (1)	Codebtor	ThUS$	78,925	96,857
Secured	Bonds Serie M	December 2029	Bondholders of Endesa Chile's Bonds	Enel Generación Chile S.A.	Entities demerged from original debtor Endesa Chile (codebtor Endesa Américas and after merger Enel Américas) (1)	Codebtor	ThUS$	394,987	431,524
Secured	DEBÊNTURES 9ª EMISSÃO (AMPL19)	December 2020	DEBENTURES	Enel Distribución Río	Enel Brasil	Codebtor	ThUS$	155,237	—
Secured	CITIBANK 4131 II	March 2021	CITIBANK	Enel Distribución Río	Enel Brasil	Codebtor	ThUS$	97,276	—
Secured	CITIBANK 4131 III	June 2019	CITIBANK	Enel Distribución Río	Enel Brasil	Codebtor	ThUS$	37,159	—
Secured	ITAÚ 4131	July 2021	ITAÚ	Enel Distribución Río	Enel Brasil	Codebtor	ThUS$	77,203	—
Secured	CITI 4131 FORTALEZA	April 2020	CITIBANK	Enel Generación Fortaleza	Enel Brasil	Codebtor	ThUS$	60,974	—
Secured	ITAÚ 4131 CELG - I	July 2020	ITAÚ BBA INTERNATIONAL PLC	Enel Distribución Goias (ex-CELG)	Enel Brasil	Codebtor	ThUS$	77,143	—
Secured	ITAÚ 4131 CELG - II	August 2020	ITAÚ BBA INTERNATIONAL PLC	Enel Distribución Goias (ex-CELG)	Enel Brasil	Codebtor	ThUS$	96,524	—
Secured	ITAÚ 4131 CELG - IV	February 2021	ITAÚ BBA INTERNATIONAL PLC	Enel Distribución Goias (ex-CELG)	Enel Brasil	Codebtor	ThUS$	31,011	—
Secured	ITAÚ 4131 CELG - V	January 2020	ITAÚ BBA INTERNATIONAL PLC	Enel Distribución Goias (ex-CELG)	Enel Brasil	Codebtor	ThUS$	41,264	—
Secured	NP 1ª Emissão	October 2019	ITAÚ UNIBANCO S.A.	Enel Distribución Goias (ex-CELG)	Enel Brasil	Codebtor	ThUS$	54,145	—
Secured	BNDES_FINAME_GIRO	May 2023	BNDES	Enel Distribución Goias (ex-CELG)	Enel Brasil	Codebtor	ThUS$	26,058	—
Secured	BNP PARIBAS 4131	November 2019	BNP PARIBAS- CREDIT AGREEMENT	Volta Grande	Enel Brasil	Codebtor	ThUS$	267,302	—
Secured	DEBÊNTURES - 23ª EMISSÃO - 1ª serie	September 2021	DEBENTURES	Enel Distribución Sao Paulo	Enel Brasil	Codebtor	ThUS$	185,268	—
Secured	DEBÊNTURES - 23ª EMISSÃO - 2ª série	September 2023	DEBENTURES	Enel Distribución Sao Paulo	Enel Brasil	Codebtor	ThUS$	367,520	—
Secured	DEBÊNTURES - 23ª EMISSÃO - 3ª serie	September 2025	DEBENTURES	Enel Distribución Sao Paulo	Enel Brasil	Codebtor	ThUS$	237,325	—
						Total		2,285,321	528,381

(1)Upon the demerger of the original issuer, Endesa Chile (currently Enel Generación Chile S.A.), and in accordance with the bond indenture, all entities arising from the demerger (i.e., Endesa Américas) are liable for the debt, regardless that the payment obligation remains in Enel Generación Chile S.A. After the Merger, the Company became liable for the obligations of Endesa Américas.

Lawsuits and Arbitration Proceedings

36.3Lawsuits and Arbitration Proceedings

As of the date of these consolidated financial statements, the most relevant litigation and arbitrations involving the Company and its subsidiaries and affiliates are as follows:

a)Enel Américas lawsuits pending

The Chilean Internal Revenue Service (SII) carried out a regular audit for the 2012 business year (AT 2013). On September 4, 2015, it provided notice of a tax assessment for the additional tax due, based on Section 74 of the Income Tax Act, justifying its position on the ground that a modification of the Retained Taxable Earnings Registry (FUT) allegedly entailed a modification of the base for the additional tax. The company pointed out that the SII had accepted the income rectification and the income tax return it had filed, thereby accepting the declared tax amounts. On December 23, 2015, Enel Américas (formerly named Enersis S.A.) filed a tax claim before the Tax and Customs Courts (TTA), alleging that the tax obligation had been fully complied with, since the additional tax had been paid provisionally on a monthly basis.  As a result, the tax obligation had been fully settled and paid when the income rectification was made on May 8, 2014, which included the rectification of the FUT amount. An unfavorable ruling was rendered and the company filed an appeal in January 2018. The case was pleaded before the Court of Appeal on September 12, 2018 and the decision on the appeal was unfavorable, with the dissenting vote of one judge. On November 15, 2018, the company filed a plea of cassation on the merits, which was declared admissible by the Court of Appeal and is pending before the Supreme Court.  As of December 31, 2018, the amount involved in this lawsuit was Ch$6,495,277,499  (ThUS$9,359).

b)Subsidiary lawsuits pending:

Argentina:

1. -   Edesur S.A. filed an administrative claim against the Argentine Ministry of Energy (now the Secretary of Energy) for damages arising from the breach of the Concession Contract from November 1, 2005 to January 31, 2017. The damage to be indemnified arises from the non-fulfilment on the part of the National Government, in its capacity as grantor of the public electricity distribution service concession, of the obligations set out in the Public Service Concession Contract for the Distribution and Marketing of Electrical Energy concluded with Edesur which was granted pursuant to Decree No. 714/1992, in accordance with the terms resulting from the Agreement for the Adaptation of the Public Service Concession Contract for the Distribution and Marketing of Electrical Energy concluded on February 15, 2006, ratified by Decree No. 1959/2006 (the “Agreement Act”). The damages claimed arise from the breach of: (i) the obligation to transfer to the tariff the “actual variations” of the distributor’s costs, or, failing this, to recognize in the distributor’s favor income equivalent to what would have resulted from the transfer to the tariff of such actual higher costs, from the signature of the Agreement Act until the entry into force of Resolution No. 64/2017 of the Argentine National Regulatory Authority for Energy (ENRE). The administrative procedure started on July 31, 2018, and is now being analyzed by the Administration. As of December 31, 2018, the amount involved in the lawsuit was Ar$48,114,773,121  (US$1,277,337,463). Considering that it is an administrative claim filed by Edesur against the Administration, no allowances were established.

Colombia:

2. -   Jose Rodrigo Alvarez and approximately 1,400 other individuals -all of them residents of the municipality of Garzón filed a class-action lawsuit in 2013, currently pending in the Fourth Civil Court of the Bogotá Circuit, against Emgesa S.A. ESP (formerly known as Central Betania). It is claimed that, as a consequence of the construction of El Quimbo hydroelectric project, their income from artisan or business activities was reduced by an average of 30% without this having been taken into account when the project’s socio-economic study was carried out. The amount of the claim is US$7,597,595, equivalent to CP$24,673,189,693.  No provision has been made for the case. The case has been in the evidentiary stage since 2016 and no expert opinion has been issued due to the counterparty’s lack of activity. This case has been reported since 2014 in the Notes to the Company’s Financial Statements and its Annual Report.

3. -   Emgesa filed an action for annulment and restoration of rights against the Colombian National Tax and Customs Department (DIAN) before the Administrative Court of Huila. Emgesa enjoyed a corporate income tax benefit, known as the “Páez Law”, which provided a tax relief for companies located in a specific area that suffered a natural disaster. DIAN opposed the method used by Emgesa to determine the basis for the income tax using this benefit. DIAN argues that some of the Emgesa’s revenues, such as inflation adjustments and non-operating income, do not qualify for this exemption, as they are not related to electricity generation activity. Emgesa’s position is substantiated on the fact that, under the law, this special benefit applies to the company as an entity and not just to certain company revenues. On July 27, 2017, the Administrative Court of Huila issued the decision endorsing the arguments of the DIAN, considering that there is no benefit on this income since it does not come from the normal development of the company’s corporate objectives. The court’s decision did not set any substantial legal basis, nor did it rely on the several defense arguments submitted by the company. The Administrative Court also confirmed the penalty for inaccuracy without analyzing the difference in criteria or defining the sanctionable act. Emgesa appealed on August 10, 2017, reiterating that the benefit had accrued to the company and the law does not differentiate between its applications when it comes to non-operating income. New rulings by the Council of State supporting the company’s position were presented. It was emphasized there was a difference of opinion and therefore the penalty for inaccuracy must be lifted. On September 22, 2017, the proceedings were assigned to the Council of State where the matter will be reviewed by the court of second instance. Emgesa’s lawyers presented closing arguments on November 24, 2017 and in January 2018 the docket was taken under submission for the final decision. The total value of this lawsuit is estimated at CP$117,113million (ThUS$36,063).

4. -   Emgesa brought an action for annulment and restoration of rights against the Corporación Autónoma Regional de Cundinamarca (CAR). By means of Resolutions Nos. 506 of March 28, 2005, and 1189 of July 8, 2005, CAR ordered Emgesa, Empresa de Energía de Bogotá S.A. (EEB) and Empresa de Acueducto y Alcantarillado de Bogotá S.A. (EAAB) to execute construction of works at the El Muña dam reservoir. Emgesa filed a lawsuit against those decisions seeking their annulment in the Administrative Court of Cundinamarca. First instance court dismissed the annulment of these decisions. Appeals were filed by Emgesa, EEB and EAAB, which are currently pending. There is a parallel annulment and restoration action initiated by Emgesa against CAR. This action seeks the annulment of Article 2 of Resolution No. 1318 of 2007 and Article 2 of Resolution No. 2000 of 2009, through which Emgesa was ordered to implement a “Contingency Plan’ and to carry out an “Air Quality” study for the possible suspension of water pumping from the reservoir. The annulment of the above-mentioned administrative acts is being sought due to the technical impossibility of carrying out the “Air Quality” study and implementing the “Contingency Plan”. In this parallel action, an expert opinion favorable to the company from an accountant was presented. Emgesa requested clarification concerning this opinion, which was also favorable. The Administrative Court has appointed a second expert, who has accepted the position. The issuance of the second expert opinion is pending. The amount involved in this lawsuit is indeterminate.

4. -   A class action lawsuit filed against Emgesa, the Colombian Ministry of Environment and Development and the Colombian Ministry of Mines and Energy, Comepez S.A. and other fishing companies, is currently under review by the Huila Administrative Court. Artisanal fishermen are seeking the protection of collective rights and a healthy environment, public health, food security and safety and  the prevention of technically foreseeable disasters. Furthermore, the plaintiffs are seeking the issuance of an order compelling the entities to immediately take the necessary corrective and preventive measures to put an end to the imminent danger of massive fish mortality in the Betania reservoir fish farming projects, relating to the filling of the reservoir and the operation of the El Quimbo hydroelectric project. This lawsuit does not have a judicial monetary amount because of its nature as an action regarding the protection of collective rights. Therefore, no provision has been made. The matter has been pending decision since June 18, 2018. During the evidentiary stage, the environmental authorities ANLA and CAM jointly presented a report in which they stated that the company had complied with the obligations imposed by the Administrative Court within its precautionary measures. Although the value of this lawsuit is indeterminate, it is being reported as it generates a risk for the power plant’s operation and because the precautionary measure prevented the filling of the El Quimbo reservoir at the time, a measure that was modified but has not yet been entirely lifted although the power plant is in operation today.

6.-   In a class-action lawsuit filed by several residential complexes -including Centro Medico de la Sabana- against Codensa S.A. ESP, the plaintiffs are demanding the refund of an alleged tariff cost excess that they were charged. The lawsuit is based on the concept of a tariff benefit to which the plaintiff argue they are entitled as Voltage Level One users and as infrastructure owners -as established in Resolution No. 082 of 2002, modified by Resolution No. 097 of 2008. Codensa responded to the complaint by rejecting it in its entirety. A conciliation hearing was held between the parties, without success. An evidence order was issued on May 15, 2018 and the joinder of new plaintiffs was denied. The proceedings are in the evidentiary stage, and the estimated value of this lawsuit is approximately CP$337,000 million (ThUS$103,772). This class action is being heard by the First Administrative Court of the Bogotá Capital District.

7.-   Henry Andrew Barbosa filed a class-action lawsuit against Codensa and the Special Public Services Administrative Unit (UAESP) of the Bogotá Capital District before the Tenth Administrative Judge of Bogotá. Subsequently, Codensa filed an action for nullification and restoration of rights against the UAESP, currently pending before the Cundinamarca Administrative Court. The judge’s ruling in the class action, ordered Codensa and the UAESP to re-assess the 1997 Public Lighting Agreement between them, since it was determined that there were 8,661 fewer lights than Codensa had actually taken into account in its billing. In 2014, the parties agreed to the reassessment and carried out a transaction for the periods 1998 to 2004, leaving a debt of CP$14,433 million (ThUS$4,924) owed by Codensa to the UAESP. By an order of June 1, 2017, the Court refused to consider the above-mentioned 2014 agreement and instead ordered the UAESP to carry out a unilateral assessment.  In compliance with the order, the UAEPS issued Resolution No. 000730 of December 18, 2017, where it determined that Codensa should pay CP$113,082 million (ThUS$38,584). The action for nullification and restoration of rights filed against the UAESP is in the notification stage. The UAESP commenced compulsory collection, but the collection was suspended with the lawsuit’s admission. Codensa made a payment of CP$24,400 million (ThUS$8,068), which is what it determined is payable under the 2014 agreements. Finally, the nullification action has an approximate value of CP$88,698 million (ThUS$27,313).

8.-   On December 4, 2017, Grupo Energía de Bogotá (GEB) notified Enel Américas of its intention to submit to arbitration the dispute between the parties regarding the distribution of the profits of the 2016 fiscal year for Emgesa and Codensa in accordance with the provisions of the Investment Framework Agreement (AMI). GEB claims that Enel Américas is acting contrary to its own previous conduct by voting for a 70% distribution of profits, under the allegedly incorrect interpretation that this proportion corresponds to “all available profits in accordance with good commercial practice.” Furthermore, GEB claims that Enel Américas’ conduct violates the provisions of Clause 3.8 of the AMI, which regulates the form of distribution of profits by obliging the parties to vote in favor of the distribution of all (100%) profits that may be distributed during each fiscal year. The claims seek a declaration of Enel Américas’ breach of the AMI and the consequent distribution of 100% of the profits of the 2016 fiscal year for each company. Regarding this litigation, the amount of CP$63,619,000,000 (about ThUS$ 19,590) is disputed for Codensa, corresponding to the distributions not received as consequence of the partial distribution of profits. For Emgesa, the amount of CP$82,820,000,000 (about ThUS$ 25,503) corresponds to the amount of distributions not received as consequence of the partial distribution of profits. Once the date for the appointment of the arbitration panel was set, GEB decided to withdraw the claims to make amendments and to include new issues, forcing a joinder with 17 other applications for arbitration proceedings that were ongoing (described below). The new lawsuit was notified to Enel Américas at the formal installation hearing of the Arbitration Court held on April 10, 2019, with the deadline to answer pending. The amounts and concepts demanded correspond to the following: i) The amount of ThCP$182,360,273 (ThUS$56,154) for the net market value not paid to Emgesa for assets and information relevant to the development, operating, administration and maintenance of non-conventional renewable energies, ii) The amount of ThCP$384,011,000 (ThUS$118,248), for the damages suffered by GEB as a result of the updated value as of August 31, 2018 of the ordinary dividend not received by GEB on the profits of Emgesa and Codensa for the years 2016 and 2017, iii) Others for an amount of ThCP$8,089,000 (ThUS$2,491) for the damages suffered by GEB for the expected values not received and additional unexpected costs incurred as a result of the value of the ordinary dividends not received by GEB over the income of Emgesa and Codensa for the years 2016 and 2017.

9.-   Twenty-four applications for arbitration proceedings were filed by Grupo Energía de Bogotá - against Codensa and Emgesa, seeking the nullification of the Minutes of the Board of Directors and the Shareholders’ General Meeting. These applications present the following arguments: i) Conflicts of Interest with economically-affiliated companies; ii) Impossibility of ratification of authorizations to contract; iii) Undue waiver of the conflict of interest; and iv) Violation of the AMI in terms of distribution of profits.

The claims are similar for each application, and the principal argument alleges that the decisions are flawed as they contravene public policy. The applications seek the declaration that the decisions are null and void due to their presumed unlawful object and reason, the breach of AMI provisions regarding the profits distribution and some minutes that were adopted while the arbitration was pending. However, the litigation amount is indeterminate. Nevertheless, the case involves high impact decisions made concerning financial transactions with affiliated companies. As there was no agreement regarding the appointment of arbitrators to consolidate the arbitrations against Enel Américas, the selection of arbitrators took place on July 5, 2018. The procedure is at the stage of appointing arbitrators and disclosures of arbitrators and parties.

Perú:

10.-   The Peruvian National Customs and Tax Authority (SUNAT) challenged Enel Generación Perú S.A.A. (formerly known as Edegel S.A.A.), through Notices of Assessments and Penalties, about the deduction as an expense of the depreciation corresponding to part of the highest book value assigned to the assets in the appraisal carried out as a result of their voluntary revaluation in 1996. The rejected value of the appraisal relates to financial interest paid during the construction stage of the power generation plants. SUNAT’s position is that Enel Generación Perú has neither reliably demonstrated that it was necessary to obtain financing in order to build the generation plants that were revalued, nor that such financing had actually been incurred. Enel Generación Perú’s position is that SUNAT cannot demand such proof, since the appraisal is intended to assign to the asset the market value appropriate to it at the time the appraisal is conducted, and not its historical value. In this case, the appraisal methodology took into consideration the fact that power plants of such magnitude are built with financing. If SUNAT did not agree with the valuation, it should have presented its own appraisal, which it did not do.

Concerning the year 1999: In February 2012, the Tax Court (“TF”) resolved the lawsuit regarding the 1999 tax year in favor of Enel Generación Perú with regard to two plants and against it with respect to four plants, reasoning that only the first two were proven to have been financed. Enel Generación Perú paid the taxes reassessed by SUNAT in June 2012, amounting to PS$37,710 million  (ThUS$11,160), which will have to be refunded if a favorable outcome is obtained in the complaint filed with the judicial courts (“PJ”) against the TF’s decision, filed in May 2012 against SUNAT and the TF.

In March 2018, Enel Generación Perú received the appeals court’s decision declaring the PJ’s decision null and void and ordering the rendering of a determination on the claim. The file was referred to the PJ in June 2018 and the oral report was submitted in August 2018. In September 2018, Enel Generación Perú submitted its written arguments to assist the PJ in rendering a decision.

Concerning the years 2000 and 2001: The reasoning adopted for 1999 tax year was applied to the 2000 and 2001 periods and Enel Generación Perú paid PS$18,786 million (ThUS$5,558).

Judicial case: In March 2018, the PJ rendered a decision declaring the lawsuit groundless, and ruled in favor of Enel Generación Perú with respect to the non-application of interest on the advances from March to December 2001. In the same month, Enel Generación Perú appealed the unfavorable portion. In October 2018, the Attorney General’s Office issued a tax ruling holding that it is inclined to uphold the ruling handed down at the trial court. In December 2018, the oral report was submitted and several briefs were filed to assist the PJ in issuing its decision. In December 2018, the PJ issued a ruling to vacate the trial court decision, ordering that the trial court issue a new decision taking account of the arguments set out in its ruling.

Administrative case: In August 2017, Enel Generación Perú was served with the Compliance Order, which was issued taking into consideration the TF’s ruling for the 1999 fiscal year, by means of which SUNAT reassessed the tax due for the period 2000-2001. According to SUNAT, Enel Generación Perú’s updated tax due amounted to PS$ 220 million, because of the annual corporate tax for 2000, a related fine, and payments on account for the 2001 fiscal year. Also, the discounted credits in the company’s favor amounted to PS$ 22 million, for the 2001 corporate tax. In September 2017, Enel Generación Perú was served with a decision in which SUNAT corrected the Compliance Order of August 2017, stating that it had applied an incorrect restatement factor to the assessed tax, which resulted in the tax assessed by SUNAT amounting to PS$ 190 million, and not PS$ 220 million. In September 2017, Enel Generación Perú appealed the above-mentioned Compliance Order. Enel Generación Perú presented written arguments in July 2018.

Next steps are:

For the year 1999:

"	Enel Generación Perú is awaiting the trial court’s issuance of a resolution (ruling) on Enel Generación Perú´s lawsuit.

For the years 2000-2001:

"	Enel Generación Perú is awaiting the TF’s issuance of the corresponding resolution and for the trial court to rule on Enel Generación Perú’s lawsuit.

The total amount involved in these lawsuits is estimated at PS$75,333 million (ThUS$22,288).

11.-  SUNAT disallowed recognition by Enel Distribución Perú of the commercial energy losses recognized by the company between 2006 and 2011, equivalent to approximately 2% of the total purchased and self-generated energy. SUNAT challenged the cost of sale of that energy determined by Enel Distribución Perú, on the basis of an energy theft crime that was not established by the courts of law. SUNAT’s position is that the infeasibility of a legal action can only be demonstrated through a police report and a Resolution issued by the Attorney General (Public Prosecutor’s Office) declaring, on a definitive or provisional basis, the filing of the criminal action for energy theft. The TF has rendered some decisions stating that such a decision is necessary. Enel Distribución Perú’s position is that since the law does not establish a specific mechanism on how the infeasibility of a legal action will be demonstrated, it is possible to present any available, appropriate and reasonable evidence for this situation (free review of evidence). Enel Distribución Perú chose to demonstrate that it was futile to prosecute these crimes through legal actions, presenting reports produced by specialized engineers, reports issued by the General Directorate of Electricity (DGE) of the Ministry of Energy and the Mines and by the Energy and Mining Investment Supervisor Authority (OSINERGMIN), the Peruvian electricity regulatory authority, demonstrating that there was no sense to go to the courts and prosecute a crime that would be useless because the perpetrators of the crime, the exact occurrence of theft, the specific place where it occurs and the amount stolen at each opportunity could not be identified. The TF has allowed this type of proof in case of theft in the distribution of water (an industry similar to the distribution of electricity) and has not indicated that a decision issued by the Attorney General (Public Prosecutor’s Office) is the only admissible evidence demonstrating the futility of pursuing legal action in this case.

The proceedings have progressed as follows:

For the year 2006: The TF ruled against Enel Distribución Perú in the appeal, although it agreed with Enel Distribución Perú’s position on the merits of the disputed issue. Therefore, the TF upheld the defense after holding that Enel Distribución Perú did not demonstrate the amount of commercial losses attributable to theft. This finding stems from the fact that commercial energy loss is not exclusively composed of stolen energy, but also of energy lost due to other reasons, such as measurement errors, billing errors and errors in estimating physical losses. Due to the immediate enforceability of the TF judgment, Enel Distribución Perú paid the tax due in full to SUNAT amounting to a total of PS$14,517 million (US$4,296 million). Following a decision partially in favor of Enel Distribución Perú, in January 2017, both SUNAT and Enel Distribución Perú filed extraordinary appeals with the Supreme Court of Justice. In January 2018, Enel Distribución Perú was served with the decision dismissing its extraordinary appeal and upholding SUNAT’s extraordinary appeal. In June 2018, Enel Distribución Perú was served with the decision of the Supreme Attorney General’s Office (Public Prosecutor’s Office) stating that the extraordinary appeal filed by SUNAT should be declared unfounded. In September 2018, Enel Distribución Perú submitted an oral report and presented written closing arguments.

For the years 2007 and 2008: Taking into account the result obtained in connection with the 2006 tax year, Enel Distribución Perú initiated a new defense strategy: (i) in theory, commercial energy losses may be composed of errors of measurement, billing and estimation of physical losses; (ii) since such losses are determined by “subtraction” (the energy that entered the system “minus” the energy supplied to customers and “minus” the physical loss of energy), commercial energy loss may actually be composed of such errors only in cases of under-measurement or under-invoicing or underestimation of physical losses; (iii) if there are no such errors, the amount shown as commercial energy loss is composed only of losses from theft, (iv) during the inspection, SUNAT reviewed both the billing and the physical loss report and neither challenged nor investigated them; therefore, in this respect, SUNAT cannot raise billing errors or errors in estimating physical losses as part of the commercial energy loss, (v) with respect to measurement errors, the margins for this type of errors are minimal as a business’ electrical energy distribution is regulated.

For the year 2007: Enel Distribución Perú presented evidence that a small amount of loss was attributable to under-measurement. At that time, commercial energy losses consisted mainly of theft (95%) and, to a lesser extent (5%), measurement errors. Enel Distribución Perú presented an oral report and pleadings.

For the year 2008: Enel Distribución Perú presented evidence that demonstrated an excess of measurement. Therefore, commercial energy losses were only theft. Enel Distribución Perú provided an oral report to the TF and presented the final written arguments.

For the year 2009: SUNAT objected to the deduction of commercial energy losses, for the same reasons as in previous years. In November 2013, Enel Distribución Perú filed a claim in which, in addition to reiterating the reasons why the commercial loss of energy is deductible, it provided evidence that demonstrated that the loss of commercial energy consisted mainly of theft (93%) and, to a lesser extent (7%) of measurement errors.  In June 2014, SUNAT requested information on the details of the calculation of the “standard energy loss”. In July 2014, Enel Distribución Perú responded to the points requested by SUNAT. In August 2014, SUNAT served Enel Distribución Perú with the decision ruling on the latter’s claim. In that decision, SUNAT set aside the objection related to the standard loss of commercial energy, confirming the excess attributable to such amount. In September 2014, Enel Distribución Perú paid the debt it owed to SUNAT amounting to PS$5,274 million (ThUS$1,560), this amount includes default interest for payments on account and fines. It filed an appeal with the TF.

For the year 2010: SUNAT only objected to the deduction of commercial energy losses corresponding to the excess of the standard commercial energy loss. In July 2015, Enel Distribución Perú paid the debt owed to SUNAT amounting to PS$5,085 million (ThUS$1,505) including taxes, interest on late payments and fines. A claim was filed with SUNAT. In April 2016, Enel Distribución Perú was notified of SUNAT’s decision, which upheld the objections, and an appeal was filed that same month.

For the year 2011: SUNAT also objected to the deduction of commercial energy losses corresponding to the excess of the standard commercial energy loss. In July 2016, Enel Distribución Perú paid the debt owed to SUNAT amounting to PS$3,126 million (ThUS$925) by way of payment on accounts and fines with the respective default interest. In September 2016, Enel Distribución Perú was served with tax assessments and fines. In October 2016, Enel Distribución Perú filed a claim for taxes and fines. In June 2017, Enel Distribución Perú received a decision through which SUNAT maintained the objections raised. In July 2017, Enel Distribución Perú filed an appeal.

Next steps are:

For the year 2006, Enel Distribución Perú is awaiting the Supreme Court ruling on SUNAT´s extraordinary appeal (cassation).

For the years 2007, 2008, 2009, 2010 and 2011, the TF’s issuance of the corresponding decisions are pending.

The total amount involved in these lawsuits is estimated at PS$76,753 million (approximately ThUS$22,715), of which PS$16,826 million (ThUS$4,980) have been provisioned.

12.- In 1997, Enel Generación Perú, Perené and Simsa entered into a joint venture agreement for the development of the Chimay and Yanango power plants, agreeing to a payment of US$13 million for Enel Generación Perú. In 1998, Enel Generación Perú signed a contract with its parent company, Generandes (now Enel Perú, after the merger with Generandes), for Enel Perú to provide supervision services for the power plants’ construction, agreeing  to a payment of US$13 million for Enel Perú. In turn, Enel Perú entered into contracts with its shareholders, Entergy Perú and Conosur, transferring its commitments with Enel Generación Perú and agreeing to a payment of  US$3 million for each party. SUNAT challenged this transaction (i) of Enel Generación Perú for the use of VAT as a tax credit that was surcharged by Enel Perú, and (ii) of  Enel Perú for treating the expense as deductible from the company’s income tax and for the use of VAT as a tax credit that was surcharged by its shareholders. SUNAT’s position is that the transactions are not valid because Enel Perú and its shareholders are holding companies that have no personnel to provide such services. The supervision services were provided directly by Enel Generación Perú through its personnel. The TF has endorsed SUNAT’s position in the Enel Generación Perú case and Enel Perú case. With this in mind, Enel Perú hopes that the PJ will order a new decision be issued, indicating that not only do the costs not exist, but that there is no income either. According to this expected new determination, there would be a payment due in excess of Enel Perú’s income tax paid, and this excess would be offset with VAT, eliminating the contingency for this case.

These proceedings have progressed as follows:

Following an adverse decision in the administrative process, Enel Perú paid SUNAT the tax due of PS$87,055 million (ThUS$26,500) and filed a lawsuit against SUNAT and the TF.  In September 2018, the Prosecutor’s Opinion was issued indicating that Enel Perú’s claim should be declared unfounded, and this was notified to the parties for rebuttals. In October 2018, the oral report was delivered in the absence of the SUNAT representatives.  The total sum at stake in this lawsuit is estimated at PS$87,055 million (ThUS$26,500 as of December 31, 2018) which was already paid to SUNAT and a ruling is still pending.

13.- On July 5, 2016, Electroperú filed a request for arbitration against Enel Generación Perú due to disagreements regarding the interpretation of certain technical aspects (committed power, start date of the contract’s second stage, determination of the Base Gas Price) of an electric power supply contract entered into in 2003. The total amount of this arbitration is estimated at approximately PS$41.2 million (ThUS$12,189). At the same time, the dispute stems from claims by Enel Generación Perú against Electroperú for approximately US$18.5 million. plus interest. Electroperú filed its claim on June 4, 2017 and Enel Generación Perú filed its answer to the claim and its counterclaim on August 4, 2017. On August 10, 2017, the arbitration court notified Enel Generación Perú on its calculation of arbitration expenses. On September 18, 2017, Electroperú filed its response to the answer to the claim and counterclaim that had been filed by Enel Generación Perú. On October 3, 2017, Electroperú filed its answer to the counterclaim that had been filed by Enel Generación Perú. On November 2, 2017, Enel Generación Perú filed its rejoinder to the response that had been filed by Electroperú. On November 17, 2017, Enel Generación Perú acknowledged proper service of the answer to the counterclaim filed by Electroperú. On January 2, 2018, Enel Generación Perú filed its rejoinder to the allegations made by Electroperú.  Arbitration hearings were held on July 23, 24 and 25, 2018.  On August 24, 2018, the parties filed their closing arguments and the arbitration process is awaiting decision on the part of the arbitration panel.

Third Party Guarantees, Other Contingent Assets and Liabilities, and Other Commitments

Brazil:

Enel Distribución Ceará (Companhia Energética do Ceará S.A., or “Coelce”)

14.- The Public Prosecutor’s Office filed a public civil action against Enel Distribución Ceará affirming that the transfer of the costs of the Social Integration Program (PIS) and Contribution for Social Security Financing (COFINS) tax collection to consumers through the tariff is illegal, and that the collection should be suspended. It also demanded the return of the sums unduly charged by the concessionaire during the prior 5 years. There is no interim decision. On January 10, 2018, the case was transferred to the federal courts and no first instance decision has been rendered yet. As of December 31, 2018 the amount involved in this lawsuit was R$1,029.96 million (US$265,742,748).

15.- The Instituto Brasiliero de Defesa do Consumidor (IPEDC), a Brazilian consumer protection group, filed a public civil action against Enel Distribución Ceará in Ceará state court asserting that the inclusion of energy theft costs reflected by distributors in the tariff is illegal. It is seeking the exclusion of this tariff component and the return of the sums unduly collected by the concessionaire. There is no interim decision and no first instance decision from the Ceará state court. The judge ruled that the case be transferred to the federal courts, considering the interest ANEEL has in this case.  As of December 31, 2018 the amount involved in this lawsuit was R$602 million (US$155,362,857).

16.- The Public Prosecutor’s Office has filed a public civil action against Enel Distribución Ceará, Enel Generación Fortaleza and ANEEL (the Brazilian Electricity Regulatory Agency) alleging that a) the electric power purchase agreement (PPA) signed between Enel Distribución Ceará and Enel Generación Fortaleza (companies of the same economic group) is illegal, the price of the contracted energy being very high, with excessive costs in the final consumers’ tariff, b) the tariff review conducted by ANEEL since 2002 is wrong, since it took into consideration inaccurate data in the process. It is seeking the exclusion of these components from the tariff and the return of the sums unduly collected by the concessionaire. The PPA’s legality was confirmed at the judicial courts of first and second instances, but the tariff review process (item b) was held to be erroneous at these instances. A special appeal filed by Enel Distribución Ceará is currently pending before the Superior Court of Justice. The amount involved in this lawsuit cannot be estimated.

17.- The Public Prosecutor’s Office for Labor Matters filed a public civil action against Enel Distribución Ceará alleging that the company was hiring third parties for the provision of final services (“outsourcing”), which was contrary to Brazilian law (Ruling 331 of the Brazilian Superior Labor Court), which allegedly only allows the provision of non-essential services by third parties. The Superior Labor Court issued a ruling declaring the outsourcing illegal. An appeal filed by Enel Distribución Ceará is currently pending trial by the Collective Bargaining Section (reviewing instance in the Superior Labor Court). The amount involved in this lawsuit cannot be estimated.

18.- Several rural electricity cooperatives have filed lawsuits to review the lease fee for the energy supply network in the rural area of the State of Ceará allegedly owned by them. In spite of Enel Distribución Ceará regularly paying the network lease fee to 13 rural electricity companies, a discussion on the ownership of these assets is pending decision, since they allegedly have already been directly substituted by Enel Distribución Ceará throughout the more than 30 years of these lease contracts.

•	Cooperativa de Eletrificação Rural do Vale do Acaraú (COPERVA): There is no interim decision and there is still no first instance decision from the Ceará state court.
•

Cooperativa de Eletrificação Rural do Vale do Acaraú (COPERVA): The Court of Justice (court of second instance) ruled in favor of Enel Distribución Ceará, rejecting the request for lease review, and a special appeal was filed by COPERVA and is currently pending before the Superior Court of Justice (court of third instance). On November 5, 2018, the Supreme Court rendered a single-judge decision on a special appeal filed by COPERVA and vacated the ruling on the clarification attachments requested. In summary, the ruling judge held that the decision by the Court of Justice failed to provide satisfactory clarification on the facts claimed in COPERVA’s clarification attachment petitions and declared a retrial to hear this plea. Enel Distribución Ceará filed a plea against this decision on December 3, 2018 with the Supreme Court in order that an en-banc decision be rendered (since the ruling had been issued by a single judge), which plea has yet to be docketed. As of December 31, 2018, the amount involved in these two lawsuits was R$234.23 million (ThUS$60,434).

•

Cooperativa de Energia, Telefonia e Desenvolvimento Rural (COERCE): There is no interim decision and there is still no first instance decision from the Ceará state court. As of December 31, 2018, the amount involved in this lawsuit was R$140.5 million (ThUS$36,252).

•

Cooperativa de Energia, Telefonia e Desenvolvimento Rural (COPERCA): There is no interim decision and there is still no first instance decision from the Ceará state court. As of December 31, 2018, the amount involved in this lawsuit was R$122 million (ThUS$31,490).

19.- Fiação Nordeste do Brasil S/A (FINOBRASA), which has now been succeeded by Vicunha, filed a lawsuit against Enel Distribución Ceará claiming that the readjustment of electricity tariffs made through Decrees Nos. 38 and 45 (DNAEE) in February 1986 are illegal. It is seeking the declaration of adjustment’s illegality and an order that its effects be reflected in all subsequent readjustments and the return of inappropriately collected amounts. The Court of Justice (court of second instance) rendered a decision declaring the readjustment made in 1986 illegal, but it has rejected its reflection in the other readjustments (cascade effect). A special appeal filed by COPERVA is currently pending before the Superior Court of Justice (court of third instance). As of December 31, 2018, the amount involved in this lawsuit was R$87.1 million (ThUS$22,484).

20.- Enel Distribución Ceará must apply the “pro rata” rule to calculate the amount of ICMS deductible with respect to the total ICMS included in energy purchases. The rule stipulates that the percentage represented by the income taxed by ICMS over the total income (whether or not subject to ICMS) is deductible. For the purposes of its inclusion in the pro rata denominator, Enel Distribución Ceará’s position is that the untaxed income is the result of applying the energy’s final selling price (price after deducting the State of Ceará subsidy for low-income consumers) and the Brazilian Tax Authority maintains that the untaxed income is the price of the normal tariff (without deducting the subsidy). Due to the differences that arose in the interpretation of these laws, Enel Distribución Ceará has a total of 9 lawsuits covering the years 2005 to 2013. The Company continues its defense in the administrative and judicial proceedings. As of December 31, 2018, the total amount involved in these lawsuits was estimated at R$189 million (ThUS$48,904).

21.- The State of Ceará issued assessments to Enel Distribución Ceará for the periods 2003, and from 2004 to 2017, since it considered that the ICMS included in the acquisition of fixed assets had been incorrectly deducted. Enel Distribución Ceará has filed its administrative defenses in all administrative actions and is awaiting final decisions. As of December 31, 2018, the total amount involved in this lawsuit was estimated at R$174 million (ThUS$44,894).

Enel Distribución Goiás S.A. (formerly CELG Distribuição S.A.)

22.- Several municipalities have filed lawsuits against Enel Distribución Goiás claiming that an agreement made between Enel, the State of Goiás and the Goiana Association of Municipalities (AGM) which provides for the direct transfer to Enel Distribución Goiás of ICMS amounts owed to municipalities by the State of Goiás is illegal. The amounts transferred were used to pay electric bills in arrears. Enel states that despite the potential illegality of the agreement, the amounts were effectively due and it would not be possible to return them to the municipalities. The Court of Justice of Goiás is divided and there is still no unanimous decision, which will only be rendered by the Superior Court of Justice (the court of third instance).

As of December 31, 2018, the following lawsuits with amounts involved of US$20 million or more were pending against Enel Distribución Goiás:

•	Municipality of Aparecida de Goiânia: As of December 31, 2018, the amount involved in this lawsuit was US$133.6 million (ThR$517.8).
•	Municipality of Quirinópolis: As of December 31, 2018, the amount involved in this lawsuit was US$71.8 million (ThR$278.28).
•	Municipality of Vicentinópolis: As of December 31, 2018, the amount involved in this lawsuit was US$25.4 million (ThR$98.44).
•	Municipality of Mineiros: As of December 31, 2018, the amount involved in this lawsuit was US$39.0 million (ThR$151.15).
•	Municipality of Anápolis: As of December 31, 2018, the amount involved in this lawsuit was US$70.3 million (ThR$272.47).
•	Municipality of Bela Vista de Goiás: As of December 31, 2018, the amount involved in this lawsuit was US$22.4 million (ThR$86.8).
•	Municipality of Goiatuba: As of December 31, 2018, the amount involved in this lawsuit was US$77.4 million (ThR$299.9).
•	Municipality of Caiapônia: As of December 31, 2018, the amount involved in this lawsuit was US$23.8 million (ThR$92.2).
•	Municipality of Cezarina: As of December 31, 2018, the amount involved in this lawsuit was US$30.1 million (ThR$116.7).

23.- A group of 21 suppliers have filed a lawsuit against Enel Distribución Goiás claiming that the contracting model (outsourcing) carried out by Enel Distribución Goiás had been ruled illegal by the Labor Courts and that they suffered damages which should be compensated. The Court of Justice (court of second instance) ruled in the suppliers’ favor. A special appeal filed by Enel Distribución Goiás is currently pending before the Superior Court of Justice (court of third instance). As of December 31, 2018, the amount involved in this lawsuit was R$117.7 million (ThUS$30,371).

24.- Enel Distribución Goiás was audited by the Brazilian Tax Authority due to its position on the exclusion of ICMS amounts from the Social Contributions base (PIS/COFINS). The company excluded the ICMS before a final decision, consequently the Brazilian Tax Authority issued 4 assessments against Enel Distribución Goiás, arguing that exclusion was not permitted. In an unrelated case with precedential value, the decision by the Superior Court acknowledged that ICMS should not be part of the PIS and COFINS tax base. Judgment on an appeal to this decision filed by the Tax Authority is still pending. In the specific case of Enel Distribución Goiás, the final decision by the court is pending. As of December 31, 2018, the amount involved in this lawsuit was R$607 million (ThUS$156,614).

Enel Distribución Río (Ampla Energia e Serviços S.A.)

25.- Companhia Brasileira de Antibióticos (CIBRAN) has filed several lawsuits against Enel Distribución Río seeking compensation for energy supply failures in the years 1987 to 1994 and 1995 to 1999.

•

CIBRAN vs. Ampla Energia e Serviços S.A. The Court of Justice of the State of Río de Janeiro (court of second instance) ruled in Enel Distribución Río’s favor, dismissing the claim for compensation, and a special appeal filed by CIBRAN is currently pending before the Superior Court of Justice (court of third instance). The amount involved in this lawsuit cannot be determined, as it will be determined by an expert at the end of the lawsuit.

•

CIBRAN vs. Ampla Energia e Serviços S.A. The court of first instance ruled against Enel Distribución Río, and an appeal filed by Enel Distribución Río is currently pending before the Court of Justice of the State of Río de Janeiro (court of second instance). As of September 30, 2018 the amount involved in this lawsuit was ThR$481.62  (US$124,264,478).

26.- Indústria de Papel e Embalagens S.A. (CIBRAPEL) filed a lawsuit against Enel Distribución Río seeking compensation due to energy supply failures. A final decision was rendered against Enel Distribución Río. The expert opinion fixed the compensation at R$ 21.5 million, but the amount has been challenged by Enel Distribución Río, and the appeal has not yet been resolved as of this date. As of December 31, 2018, the amount involved in this lawsuit was R$190.1 million (ThUS$49,054).

27.- The Niterói Workers Union filed a labor claim against Enel Distribución Río demanding the payment of a 26.05% wage differential from February 1989, by virtue of the Economic Plan instituted by Decree Law No. 2,335/87. Enel Distribución Río lost  all of the preceding court instances, and an extraordinary appeal filed by Enel Distribución Río is currently pending before the Federal Supreme Court. As of December 31, 2018, the amount involved in this lawsuit was R$97.7 million (ThUS$25,214).

28.- The Brazilian Tax Authority served a notice of breach in 2003 against Enel Distribución Río to collect alleged COFINS tax deficiencies for the period from December 2001 until March 2002. After adverse rulings in the courts of first and second instance, Enel Distribución Río filed an extraordinary appeal with the Superior Court and is awaiting its decision. The amount involved in this dispute is R$166 million (ThUS$ 42,830).

29.- In 2005, the Brazilian Tax Authority notified Enel Distribución Río on the non-applicability of the special tax treatment that had reduced to zero the withholding tax rate on interest paid abroad on the Fixed Rate Notes (FRN) issued by the Company in 1998. Enel Distribución Río is still litigating this issue in the judicial court of the first instance. The total amount of this dispute is estimated at R$1,272 million (ThUS$328,192).

30.- The State of Río de Janeiro levied a tax assessment against Enel Distribución Río for the periods from 1996 to 1999 and from 2007 to 2017, since it was of the opinion that the ICMS levied on the acquisition of fixed assets had been incorrectly deducted. Enel Distribución Río filed its administrative and judicial defenses in all proceedings. Part of the administrative proceedings was resolved in Enel Distribución Río’s favor and the remaining part was appealed and the judicial proceedings await final decisions. As of December 31, 2018, the total amount involved in this lawsuit was estimated at R$126 million (ThUS$32,510).

Lawsuits Pending -Electropaulo, Enel CIEN S.A., Enel Generacin Fortaleza S.A., Enel Brasil S.A.

Eletropaulo (commercially known as Enel Distribución Sao Paulo) .

31.- Centrais Elétricas Brasileiras S.A. (Eletrobrás) filed a lawsuit against Eletropaulo seeking the payment of amounts owed due to inflation in a funds contract signed in 1986. A final decision was rendered against Eletropaulo. The expert work to define the amount was started, but on May 31, 2018 the parties signed an agreement (pending ratification by the trial court) and Eletropaulo will pay Eletrobrás the amount of  R$1,500 million over 5 years. As of December 31, 2018, the amount involved in this lawsuit was R$1,601.4 million (ThUS$413,286).

32.- Eletropaulo filed an action seeking the annulment of ANEEL’s administrative decision, which determined the retroactive exclusion of the tariffs applied by Eletropaulo before the date of its third periodic review, with the refund of sums associated with a possibly non-existent network and rejected a subsidiary request (made by Eletropaulo) for inclusion of other existing service assets (network), but not recorded in the company’s remuneration base. There is no first instance decision and the lawsuit is in its initial phase. As of December 31, 2018, the amount involved in this lawsuit was R$827.5 million (ThUS$213,559).

33.- Sindicato dos Trabalhadores na Indústrias de Energia Elétrica de São Paulo filed 5 class-actions seeking the payment of hazard allowance for all employees (except management positions) of Eletropaulo located in the Barueri office until the decommissioning of the generating unit that was in the attic (below the heliport), during the period from February 2012 to February 2016, the time of the decommissioning of the generator unit and its installation outside the building. There is still no first instance decision. As of December 31, 2018, the amount involved in this lawsuit was R$109.6 million (ThUS$28,288).

34.- The Federal Public Prosecutor’s Office (MPF) has filed a public civil action against Eletropaulo and ANEEL seeking to block the transfer to consumers’ tariffs of amounts contracted with affiliated parties (AES Tietê, at that time) and the double reimbursement of amounts already collected. The court ruled in Eletropaulo’s favor, rejecting the applications, but the Federal Regional Court (TRF) admitted the MPF’s appeal and overturned the decision. An Eletropaulo appeal against TRF’s decision is currently pending in the Superior Court of Justice. The amount involved in this lawsuit cannot be estimated.

35.- The Public Prosecutor’s Office for Labor Matters filed a public civil action against Eletropaulo alleging that the company was hiring third parties for the provision of final services (“outsourcing”), which is contrary to Brazilian law (Ruling 331 of the Brazilian Superior Labor Court), which allegedly only allows the provision of non-essential services by third parties. There is still no decision by the court of first instance. The amount involved in this lawsuit cannot be estimated.

36.- Neoenergía commenced arbitration against Eletropaulo for alleged non-compliance with the investment letter signed between the parties in the process that resulted in Enel Américas’ acquisition of shareholder control of the company. In summary, Neoenergía is seeking compensation, not yet estimated, for losses and damage suffered as a result of non-compliance with the investment letter. The arbitration tribunal has been constituted. On October 18, 2018, Neoenergía filed its first statement. On December 3, 2018, Eletropaulo filed its defense. Neoenergía will to answer following which Enel may file its response.  It is expected that a final decision will be rendered towards the end of 2019.

37.- Eletropaulo filed a complaint requesting a declaration that the amounts of COFINS paid by the company were paid in accordance with the rules of the Amnesty Program of the Brazilian Federal Government (reduction of fines and interest) created in 1999. The complaint was filed by the company in September 1999. Following the decision in the court of second instance that decided partly in its favor regarding the principal amount, interest and fine, in April 2018, the company filed appeals with the Superior Court of Justice and the Federal Supreme Court which are currently pending. MR$159.3 of the total amount involved (MR$796.4) comprise the attorneys’ fees  (20%)  paid by the Federal Tax Authority. The possibility of a loss with respect to this portion is probable. The remaining portion (MR$637.1) is related to the capital (tax) paid with amnesty benefits and the possibility of loss is remote. Therefore, the possible amount of loss is MR$159.3 (ThUS$41,101).

38.- In May 2008, the Brazilian Tax Authority filed a lawsuit against Eletropaulo seeking payment of the PIS (Social Integration Program) tax, corresponding to the rate increase for the period from March 1996 to December 1998. After unfavorable rulings in the courts of first and second instances with respect to statute of limitation claims and not on the merits, Eletropaulo filed appeals with the Superior Court of Justice and the Federal Supreme Court. The amounts subject to dispute have been covered by a bank guarantee. In the latter regard, while awaiting the outcome of this procedure, the Office of the Attorney General of the Department of the National Treasury of Brazil requested the replacement of the bank guarantee letter to be filed with the court. This request was rejected and the Attorney General’s Office appealed this decision. The company’s appeals and the Attorney General’s appeal are still pending. As of December 31, 2018, the amount involved in this lawsuit was MR$238.5 (ThUS$61,536).

39.- In accordance with a final decision issued after a trial, Eletropaulo was granted the right to offset claims for FINSOCIAL (social contribution system established in March 1992 before COFINS) related to amounts paid from September 1989 to March 1992. In spite of this, due to differences in the calculation of the credits stipulated by the Federal Tax Authority, part of the offsets requested by the company were not accepted and the debts were released by the Tax Authority. Following a decision unfavorable to the company in the court of first instance, the company appealed this decision and this appeal is pending before the administrative court of second instance. As of December 31, 2018, the amount involved in this lawsuit was MR$216.9 (ThUS$55,963).

40.- The Federal Tax Authority issued a tax assessment to Eletropaulo, based on the alleged non-payment of Personal Income Tax (IRPJ) and Social Contribution on Net Profit (CSLL) for the 2001 and 2002 financial years, because the company allegedly deducted integrated amounts paid to its pension fund from both the IRPJ and the CSLL, when the specific regulation establishes a 20% limit for such deductions. After the unfavorable final ruling in the administrative procedure in October 2017, the dispute was submitted to the courts of law. The court of first instance’s decision is currently pending. As of December 31, 2018, the amount involved in this lawsuit was MR$168 (ThUS$43,346).

41.- The Tax Authority issued a tax assessment to Eletropaulo which rejected the offset related to the credits of the PIS originated by legislative changes introduced by Decrees 2,445 and 2,449/1988, which were declared unconstitutional by the Federal Supreme Court, that were offset against other federal taxes due in April and May 2013. The company filed its defense in September 2014. Currently, the case is awaiting a first instance administrative decision. As of December 31, 2018, the amount involved in this lawsuit was MR$151.8 (ThUS$39,166).

42.- Eletropaulo filed an application seeking recognition of the right to offset the total tax credits resulting from Eletropaulo’s division against the CSLL. Favorable rulings were issued in the courts of first and second instance. In May 2017, the Federal Tax Authority filed an interlocutory appeal with the Superior Court of Justice, which is pending. As of December 31, 2018, the amount involved in the lawsuit was MR$147.4 (ThUS$38,031).

43.- In July 2000, Eletropaulo filed a lawsuit seeking the recognition of credits arising from improper payments of PIS made pursuant to Decrees 2,445 and 2,449/1988, which were declared unconstitutional by the Federal Supreme Court. In May 2012, a final decision was issued in favor of the company recognizing the right to the credits. However, tax assessments were raised against Eletropaulo by the Federal Tax Authority because the offsets were rejected due to the fact that they had been made before the legal action had ended, using federal tax debits in addition to PIS. The company claims that the offsets were made on the basis of the favorable court ruling and that the adopted procedure was correct.  After unfavorable decisions were rendered in the court of first instance, the company filed appeals with the court of second instance. As of December 31, 2018, the amount involved in the lawsuit was MR$640.7 (ThUS$165,309). The difference between this amount and the amount previously disclosed by the company during the third quarter of 2018 originates in the reassessment conducted by the company assisted by its legal counsel. In the third quarter of 2018, only the default penalty and the Federal Tax Authority’s attorney’s fees had been taken into account, whereas now the amount includes the entire sum involved (principal (tax), default penalty, interest and fees).

44.- Eletropaulo filed a complaint against the tax assessment issued by the Tax Authority of the Municipality of São Paulo, seeking payment of the Public Lighting Contribution (COSIP) related to the period from March 2011 to December 2015. These tax assessments are based on the alleged irregularities imputed to the company: (i) incorrect classification of customers, (ii) illegally applied tax exemption, and (iii) non-payment of the penalty for non-payment of late contribution payments. In July 2018, the court of first instance rendered a decision partially favorable to the company that limited the interest charged by the Tax Authority to the Brazilian preferential rate (“SELIC”). Both parties filed appeals against this decision which are currently pending before the court of second instance. As of December 31, 2018, the amount involved in the lawsuit was MR$118.7 (ThUS$30,626).

45.- The Tax Authority of the State of São Paulo issued five tax assessments seeking payment of ICMS due to allegedly invalid setoffs in which the company used assigned credits in the acquisition of fixed assets, and which the Tax Authority believed was not appropriate. The company filed its administrative defenses in all the administrative procedures and is awaiting the final decisions. As of December 31, 2018, the amounts involved in the lawsuits were MR$107.9 (ThUS$27,840).

46.- Eletropaulo filed a complaint against Federal Decree No. 8,426/2015, which reinstated the PIS/PASEP and COFINS tax on financial income earned by companies subject to the non-cumulative PIS/PASEP and COFINS regime, at a rate of 4.65%, as of July 1, 2015. The status of the litigation is that unfavorable decisions were rendered in the court of first instance (November 2015) and at the second judicial instance (August 2017). In December 2017, the company filed appeals with the Superior Court of Justice and the Federal Supreme Court, with the rulings currently pending.  As of December 31, 2018, the amount involved in this lawsuit was MR$106.1 (ThUS$27,375).

47.- Eletropaulo filed a complaint claiming the right not to take into consideration, in its bases of calculation of IRPJ and CSLL, the amounts related to interest derived from the delay in fulfilling contractual obligations on the part of third parties that maintain contractual relations of any type with the company (interest as an advance valuation of damages). In March 2012, the court of first instance issued a decision favorable to Eletropaulo. The Federal Tax Authority appealed this decision and the appeal is awaiting decision. Since the decision of the court of first instance was rendered, the company has not paid the disputed taxes to the federal government. As of December 31, 2018, the amount involved in this lawsuit was MR$68.2 (ThUS$17,596).

48.- Eletropaulo filed lawsuits against several tax assessments issued by the Tax Authority of the State of São Paulo claiming the payment of ICMS due to alleged irregularities in the debt reversal transactions. The company is presently challenging five tax assessments, for which final decisions are pending. As of December 31, 2018, the amount involved in this lawsuit was MR$151.5 (ThUS$39,089).

Enel CIEN S.A.

49. -   Enel CIEN is an Enel Américas group transmission company in Brazil. Its network connects the electrical system of Brazil and Argentina. Enel CIEN has signed contracts with two Brazilian companies (Furnas and Tractebel Energia S.A.) for the purchase and sale of firm power with associated energy from Argentina. In 2005, due to the energy and economic crisis in Argentina, it was no longer possible to fulfil the terms of the contract. The two companies have filed actions for declaration of contractual termination, imposition of contractual penalties and claims for compensation (not estimable to date).

Furnas vs. Enel CIEN S.A. The court of first instance issued a decision favorable to Enel CIEN and on August 21, 2018 the decision was confirmed by the Court of Justice, but the ruling has not yet been issued, at which time the deadline for an appeal by Furnas will start to run. As of December 31, 2018, the amount involved in this lawsuit was ThR$1,875.7 (ThUS$483,948).

Tractebel Energia S.A. vs. Enel CIEN S.A. There is no interim decision and there is still no first instance decision from the Santa Catarina state court. The proceedings of the case are suspended until a new decision by the judge. As of December 31, 2018 the amount involved in this lawsuit was ThR$393.9 (ThUS$101,657).

Fnancial restrictions and financial covenants

36.4Financial restrictions

A number of the Company’s loan agreements, and those of some of its subsidiaries, include the obligation to comply with certain financial ratios, which is normal in contracts of this nature. There are also affirmative and negative covenants requiring the monitoring of these commitments. In addition, there are restrictions in the events-of-default clauses of the agreements which require compliance to avoid acceleration of such debt.

1.	Cross Default

Some of the financial debt contracts of the Company contain cross default clauses. The credit line agreements governed by Chilean law, which the Company signed in March 2016 for UF 2.8 million, stipulate that cross default is triggered only in the event of non-compliance by the borrower itself (i.e. the Company, with no reference made to its subsidiaries). In order for debt acceleration to occur in these credit lines due to cross default originating from other debt, the amount overdue of a debt must exceed US$50 million, or its equivalent in other currencies, and other additional conditions must be met such as the expiry of grace periods. These credit lines have not been used.

In Enel Américas' bank loan under the law of the State of New York, signed in February 2018 and that expires in February 2021, the cross default for non-payment could be triggered by another debt either of Enel Américas on a stand-alone basis or of some "Significant Subsidiary" (as defined in the contract). In order to accelerate the debt in this loan due to the cross default originating such other indebtedness, the amount in default, whether over an  individual loan and an aggregate of such, must exceed US $ 150 million, or its equivalent in other currencies, and other additional conditions must be met, including the expiry of grace periods (if any in the contract in default) and formal notice of the intention to accelerate the debt by creditors representing more than 66.67 % of the amount owed or committed. As of December 31, 2018, the amount owed in connection with this loan totals ThUS$ 352,387.

For a substantial number of the bonds issued by the Company that are registered with the SEC, commonly called “Yankee bonds”, a cross default might be triggered by another debt of the Company on an individual level, or of any significant subsidiary (as defined in the contract), for any amount overdue provided that the principal of the debt giving rise to the cross default exceeds US$150 million, or its equivalent in other currencies. Debt acceleration due to cross default does not occur automatically but has to be demanded by the holders of at least 25% of the bonds of the specific series of Yankee bonds. In addition, events of bankruptcy or insolvency of foreign subsidiaries have no contractual effects on the Yankee bonds of the Company. The Yankee bonds of the Company mature in 2026. As of December 31, 2018, the outstanding amount for the Yankee Bonds was ThUS$588,882.

The Company’s bonds issued in Chile state that cross default can be triggered only by the default of the issuer, either on a stand-alone or on an aggregate debt basis, when the amount in default exceeds 3% of total consolidated assets. Debt acceleration requires the agreement of at least 50% of the bondholders of the specific series. As of December 31, 2017, the outstanding amount for the domestic bonds was ThUS$22,798.

2.	Financial covenants

Financial covenants are contractual commitments with respect to minimum or maximum financial ratios that the Company is obliged to meet at certain periods of time (quarterly, annually, etc.) and in some cases only when certain conditions are met. Most of the financial covenants of the Company limit the level of indebtedness and evaluate the ability to generate cash flows in order to service the companies’ debts. Certain companies are also required to periodically certify these covenants. The types of covenants and their respective limits vary according to the type of debt and contract.

The Series B2 domestic bonds of the Company include the following financial covenants, whose definitions and calculation formulas are set out in the respective contract:

–      Consolidated Equity: Minimum Equity of Ch$677,228 million must be maintained, a limit adjusted at the end of each year as established in the indenture. Equity is the sum of Equity attributable to the shareholders of Enel Américas and non-controlling interests. As of December 31, 2018, the Company’s equity was Ch$6,136,139 million (at the closing exchange rate).

–      Debt to Equity Ratio: A debt to equity ratio, defined as Total liabilities to Equity, shall not be more than 2.24. Total liabilities are the sum of Total current liabilities and Total non-current liabilities, while Equity is the sum of Equity attributable to the shareholders of Enel Américas and non-controlling interests. As of December 31, 2018, the debt to equity ratio was 2.10.

–      Unsecured Assets: The ratio of Unsecured assets to Unsecured total liabilities must be at least 1. Total Unsecured or free assets is the difference between Total assets and Total secured assets. Total unsecured or free assets consists of Total Assets less the  sum of Cash, Bank balances, Current accounts receivable from related parties, Current payments in advance, Non-current accounts receivable from related entities, and Gross identifiable intangible assets, while Total secured assets relates to assets pledged as security. On the other hand, Total unsecured liabilities consist of the sum of Total current liabilities and Total non-current liabilities, less liabilities secured by collateral. As of December 31, 2018, this ratio was 1.09.

The undisbursed credit lines in Chile include the following covenants, whose definitions and calculation formulas are set out in the respective contract:

–      Debt to Equity Ratio: A debt to equity ratio shall not be more than 1.3. Debt is defined as the sum of current and non-current interest-bearing borrowings, while Equity is the sum of Equity attributable to the shareholders of Enel Américas and non-controlling interests. As of December 31, 2018, the debt to equity ratio was 0.71.

–      Debt repayment capacity (Debt/EBITDA ratio): A debt to EBITDA ratio shall not be more than 3.5. Debt is defined as the sum of current and non-current interest bearing borrowings, while EBITDA is defined as operating income less depreciation and amortization expenses and impairment losses (or reversals) for the four moving quarters ended at the time of calculation. As of December 31, 2018, the Debt/EBITDA ratio was 1.87.

On the other hand, the Yankee bonds or any other debt of the Company on a stand-alone basis are not subject to financial covenants.

As of December 31, 2018, the most restrictive financial covenant for the Company was the Unsecured Assets ratio with respect to Series B2 domestic bonds.

In Perú, the debt of Enel Distribución Perú S.A. only has a single covenant:

–      Local bonds of the fourth program, whose outstanding amount as of December 31, 2018 was ThUS$82,865 and final maturity in January 2033, are subject to Debt to Equity Ratio which is calculated by dividing Total liabilities less deferred liabilities by Equity.

On the other hand, the debt of Enel Generación Perú S.A. includes the following covenants:

–      Local bonds whose outstanding amount as of December 31, 2018 was ThUS$43,895 and final maturity in January 2028, are subject to Debt to Equity Ratio which is calculated by dividing Debt less cash by Equity.

–      Bank borrowings of Chinango, Enel Generación Perú’s subsidiary, with Bank of Nova Scotia, whose outstanding amount as of December 31, 2018 was ThUS$424 and final maturity in January 2019, include covenants, calculated at the individual level, to maintain an indebtedness ratio calculated as net debt less cash divided by net equity and ability to pay the debt calculated as financial debt divided by EBITDA.

–      As of December 31, 2018, the most restrictive financial covenant for Enel Generación Perú S.A. was the ratio of indebtedness corresponding to the local bonds, while Chinango’s most restrictive covenant was the ability to pay the debt.

Finally, in Perú, the debt of Enel Generación Piura includes the following covenants:

–      Finance lease arrangement with Banco de Crédito del Perú whose outstanding amount as of December 31, 2018 was ThUS$43,866 and final maturity in June 2020, is subject to the following covenants: Debt Repayment Capacity Ratio calculated by dividing Cash Flows for Debt Service by Debt Service, and Debt to Equity Ratio calculated by dividing Total liabilities less Deferred Liabilities by Equity.

–      Finance lease arrangement with Banco Scotiabank whose outstanding amount as of December 31, 2018 was ThUS$31,165 and final maturity in March 2022, is subject to the same financial covenants as those for the finance lease arrangement with Banco de Crédito del Perú.

–      As of December 31, 2018, the most restrictive financial covenant for Enel Generación Piura was the Debt repayment capacity with Scotiabank.

In Brazil, the debt of Enel Distribución Río S.A includes the following covenants:

–     Ninth local bond issue whose outstanding amount as of December 31, 2018 was ThUS$154,663 and final maturity in December 2020, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and Debt to Equity Ratio calculated by dividing Debt by Net Equity.

–      Loan with Banco Nacional de Desenvolvimiento (“BNDES”) whose outstanding amount as of December 31, 2018 was ThUS$225,414 and final maturity in December 2023, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and the Debt to Equity Ratio calculated by dividing Debt by Net Equity.

–      Loan with Citibank and Banco Itaú whose outstanding amount as of December 31, 2018 was ThUS$172,865 and final maturity in July 2021, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and the Debt to Equity Ratio calculated by dividing Debt by Net Equity.

–      As of December 31, 2018, the most restrictive financial covenant for Enel Distribución Río S.A. was the Debt Repayment Capacity contained in bank borrowings with BNDES.

In addition, the debt of Enel Distribución Ceará S.A. includes the following covenants:

–      Loan with Eletrobrás and Banco do Brasil whose outstanding amount as of December 31, 2018 was ThUS$25,049 and final maturity in October 2023, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA.

–      Loans with BNDES and Banco Itaú whose outstanding amount as of December 31, 2018 was ThUS$48,607 and final maturity in December 2023, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and Debt to Equity Ratio calculated by dividing Debt and Net Equity.

–      Third local bond issue whose outstanding amount as of December 31, 2018 was ThUS$25,049 and final maturity in October 2018, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and the Debt Coverage Ratio calculated by dividing EBITDA by Interest Expense.

–      Fifth local bond issue, Sixth local bond issue and promissory notes with Itaú whose outstanding amount at December 31, 2018 was ThUS$250,972 and maturity in June 2025 is subject to the Debt Repayment Capacity Ratio, calculated by dividing Debt by EBITDA.

–      As of December 31, 2018, the most restrictive financial covenant for Enel Distribución Ceará S.A. was the Debt/EBITDA ratio for the corresponding local bonds and promissory notes.

Finally, in Brazil, the debt of Eletropaulo includes the following covenants:

–      14th and 23rd local bond issue whose outstanding amount as of December 31, 2018 was ThUS$922,422 and final maturity in September 2025, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and the Debt Coverage Ratio calculated by dividing EBITDA by Interest Expense (only applicable to the 14th issue).

–      As of December 31, 2018, the most restrictive financial covenant for Eletropaulo was the Debt/EBITDA ratio.

In Colombia, the debt of Codensa S.A. (“Codensa”) includes the following covenants:

Loan with the Bank of Tokyo whose outstanding amount as of December 31, 2018 was ThUS$113,223 and final maturity in June 2020, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA.

All of our subsidiaries not mentioned in this note are not subject to compliance with financial covenants.

Lastly, in most of the contracts, debt acceleration for non-compliance with these covenants does not occur automatically but is subject to certain conditions, such as a cure period.

As of December 31, 2018 and 2017, neither the Company nor any of its subsidiaries were in default under their financial obligations summarized herein or other financial obligations whose defaults might trigger the acceleration of their financial commitments.

Other Informations

36.5Other Information

Enel Generación Costanera S.A. (formerly named Central Costanera S.A.)

Availability Agreements for Combined Cycles and Turbosteam

On March 18, 2015, the Undersecretary of Electric Energy issued its Note SS.EE. 476/2015, which established the procedure to coordinate the remuneration according to SE Resolution No. 95/2013 and the “Availability Agreements for Combined Cycles and Turbosteam” (hereinafter the “Availability Agreements”) entered into between Enel Generación Costanera and CAMMESA, effective on February 2014. As established in Note SS.EE. 476/2015, Enel Generación Costanera shall temporarily relinquish its right to receive the “Additional Remuneration Trust” established under SE Resolution No. 95/2013, except for those already committed, its amendments and supplements, as well as, the “Remuneration for Non-Recurrent Maintenance” as established in Res. SE No. 529/2014, its amendments and supplements.

The procedure led to the reversal of the deductions made and applied to Enel Generación Costanera S.A. as established in Notes S.E. No. 7594/2013 and No. 8376/2013. Since January 2015, the rights that Enel Generación Costanera relinquished were applied to compensate for the funds received from CAMMESA from that date on to perform the works provided for in the agreements.

On June 29, 2015, the Secretary of Energy issued Note S.E. No. 1210/2015 instructing CAMMESA on the methodology to adapt the remuneration conditions set forth in the respective terms of the Availability Agreements, taking into account the concepts defined in SE Resolution Nos. 95/2013 and 529/2014 and any applicable regulation.

On July 3, 2015, Enel Generación Costanera and CAMMESA signed an addendum to the Availability Agreements. The initial terms and those in the addendum shall rule the agreement between the parties and shall be understood as entirely valid until the expiration date referred to in the agreements. Consequently, CAMMESA gathered all the required documents, as well as the modifications included in the addenda, according to the defined procedure.

On August 30, 2016, CAMMESA through Note B‑110359‑1 informed Enel Generación Costanera that the Secretary of Electrical Energy authorized the re-allocation of the funds from the Supplementary Works for up to US$5,287,772, which were originally assigned to Turbosteam Units No. 3 and 4 and 6. Likewise, the scope of the Supplementary Works to be performed in Turbosteam Units No. 6 and No. 7 was expanded for an amount up to US$ 10,575,000 plus VAT and import duties. On December 16, 2016, Addendum No. 5 to the Turbosteam Equipment Availability Contract with the MEM was signed. The amendments approved the re-allocation of funds required to perform the supplementary works in turbosteam unit No. 6 for US$5,287,772 plus taxes, and the funds for the supplementary works in Turbosteam Units No. 6 and No. 7 was increased to US$10,575,000 plus taxes.

The availability contract for combined cycles equipment expired on October 31, 2016. In December 2017, and despite that certain minor works subsequently performed, Enel Generación Costanera submitted letters to CAMMESA in order to request to finalize the availability contracts of equipment. As of the date of these financial statements, Enel Generación Costanera has not received any notification from CAMMESA related to finalizing such contracts. The financial statements of Enel Generación Costanera as of December 31, 2017 include the estimated effects based on management’s judgement considering the expected resolution of this matter.

Central Vuelta de Obligado (VOSA)

During the 2016 year, Central Vuelta de Obligado S.A. ("VOSA") continued generating energy at the demand of CAMMESA with the two simple cycle Gas Turbine with both fuels. However, the project progress slowed down. This fact resulted in several claim notes from VOSA to General Electric Internacional Inc. and General Electric Internacional Inc. Argentina branch ("GE"), acting on behalf of Fideicomiso Central Vuelta de Obligado ("FCVO), to get the project pace back on track. In this regard, on February 12, 2016, GE initiated a higher costs claim to the FCVO through the contractual clause of "friendly negotiations". During September 2016, due to the additional costs derived from inflation, the negotiations ended in an arbitration process provided in the contract. On November 10, 2016, FCVO and VOSA were notified by the Arbitration Court of the Buenos Aires Stock Exchange about the arbitration suit filed by GE.

On August 7, 2017, following a series of negotiations tasks, FCVO and GE signed a Second Supplemental Agreement ("SAS" for its acronym in Spanish) by means of which GE commits to achieve the Beginning of the Total Operation ("IOT" for its acronym in Spanish) no later than February 28, 2018. In addition to other issues, the parties agreed to new penalties for non-compliance, the delivery of new guarantees, and the suspension of all judicial and/or extrajudicial deadlines until May 29, 2018 regarding the actions and claims between the FCVO and GE. For this reason, the parties requested the Court to suspend the arbitration process. The Court finally resolved to suspend the process until May 28, 2018.

Subsequently, on June 11, 2018, the Parties resolved to extend the period of suspension of all judicial and / or extrajudicial deadlines until September 15, 2018, and before the expiration of this deadline, on September 13, 2018, the Parties decided to extend again the period of suspension of all judicial and / or extrajudicial deadlines until November 15, 2018. Once again, on November 13, 2018, the Parties decided a new extension of the suspension period of all judicial and / or extrajudicial deadlines until March 15, 2019.

Finally, on March 20, 2018, CAMMESA began the commercial operation in the Wholesale Electricity Market, of the two TGs and TV units in its operation as a combined cycle plant of VOSA , for up to 778,884 MW (net capacity).

On February 7, 2019, VOSA signed with CAMMESA the Supply Contract, the  Operation and Maintenance Contract and the pledge and assignment contracts in guarantee. For this reason, the next stage now is to receive the collection of fees. Once CAMMESA reports the payment schedule of the installments, the Company will restructure the current/non-current credit classification.

CAMMESA Debts

On August 18, 2016, CAMMESA and Enel Generación Costanera formalized a mutual and collateral assignment agreement, for Ar$  1,300 million required to finance the power plant operation. The methodology and deadlines to implement for the repayment will be a maximum of 48 equal monthly payments with a 12 month grace period, counted from the installment of the last partial advance or on December 31, 2016, whichever occurs first. The interest rate to apply will be equivalent to the average monthly yield obtained by CAMMESA in its financial placements.

As of December 31, 2018, this debt balance was Ar$2,120,074,389 (including interest), with Ar$1,485,382,516 as non-current liabilities and Ar$634,691,873 as current liabilities. As of December 31, 2017, the debt balance was to Ar$2,739,439,172 (including interest) which the amount of Ar$2,054,579,379 are registered as non-current liabilities.

Enel Generación El Chocón S.A.

Provisions and Contingent Liabilities

Federal Administration of Public Revenue – General Taxation Office (AFIP in Spanish)

The Company presented its sworn income tax statement for the year 2013, applying the adjustment mechanism for tax inflation provided by the Income Tax Law. As for the Company, the regulatory impossibility for inflationary adjustment in tax matters would result in a non-existent income tax determination. This is because the inflationary adjustment mechanisms on tax assessment result in a tax loss, and if the adjustment mechanisms for inflation were not applied, there would be a confiscation assumption in accordance with the jurisprudence of the Supreme Court of Justice of the Nation in "Candy S.A." matter. In a supplementary manner, the Company filed a Declaration of Certainty Action and Precautionary Measures to the National Court of First Instance in the Federal Administrative Matters, with the purpose of obtaining the statement, in the specific case, the inapplicability of any rule that suspends the application of adjustment mechanisms for inflation due to an alleged confiscatory nature. On October 31, 2014, the negative judicial resolution of the precautionary measure requested by Company was notified. Against this resolution, on November 7, 2014, the Company filed an appeal to the Appeals Chamber in Federal Administrative Litigation. The Appeals Chamber notified its resolution on March 12, 2015, confirming the rejection of the precautionary measure. On November 21, 2014, the Company requested that the court of first instance transfer the Declaratory Action to the National Treasury, in order to proceed with the substantive issue, treatment parallel with the challenge of the rejected requested precautionary measure resolution. On May 13, 2015, the Company requested the intervening court to open the period allowed for producing evidence, which was on May 18, 2015. By virtue of this, the, transfers of the proof points offered were answered and carried out and which the Court resolved making room for the expert proof points offered by both parties. On May 30, 2017, the expert presented the expert report, in which arrived at the same coefficients as those indicated by the Company in the filed claim. On June 6, 2017, the Court ordered a transfer to the parties of the expert report. Thus, the Company proceeded to notify personally the expert report and submitted its transfer reply, where it agreed with said report. On other hand, the National Treasury replied to the transfer in a timely manner, formulating certain challenges to the aforementioned report.  Given that the National Treasury has transferred   its challenges to the expert, the latter replied to said challenges  on March 8, 2018 ratifying completely the expert report. On September 4, 2018, the Company requested that the term for submitting evidence be declared closed. Finally, on September 6, 2018, the close of the term for submitting evidence was ordered and now arguments must be submitted based on the evidence of the case.

Additionally, the Company presented its sworn income tax statement for the year 2014, applying the tax inflationary adjustment mechanism provided for in the Income Tax Law to the same effect as done for fiscal year 2013. Pursuant to the above, in a complementary manner, the Company filed on May 8, 2015 a Declarative of Certainty Action to the National Court of First Instance in Federal Administrative Matters. This in order to obtain a declaration, in the specific case, of the inapplicability of any rule that suspends the application of inflationary adjustment mechanisms due to an alleged confiscatory nature. On June 11, 2015, the court took into account the lawsuit filed, ordering its communication to the Procurator of the Treasury of the Nation. On September 25, 2015, the file was sent to the Federal Prosecutor’s Office on the issue of on the jurisdiction of the intervening Court. On October 30, 2015, and in response to the statement made by the Federal Prosecutor, the court was deemed competent, and the claim was also sent to the AFIP. Consequently, on December 11, 2015, the Company transferred the claim to the AFIP, who answered it in due time and form. Subsequently, on April 6, 2016, the Company requested the intervening court to open the provisionary period, which was ordered on April 28, 2016. Thus, on June 23, 2016, the parties provided the evidence. As a result, the transfers of the offered proof points were carried out, and were answered in a timely manner by both parties. On December 22, 2016, the court decided to reject the objections raised by the Company and acknowledge the additional points proposed by the National Treasury. On May 31, 2017, having examined the administrative file, the Company observed the discharge report dated February 2, 2017, signed by the AFIP, which. The aforementioned states that there are no observations to be made regarding the adjustments and items affected by the adjustment for inflation related to the sworn income tax statement presented by the Company and submitting said report to the External Inspection Division II for its consideration.

On the other hand, in regards to the judicial file, after successive extensions, on March 23, 2018 the expert accountant submitted the expert report. On July 6, 2018, the defendant was notified of, and presented with, the accounting expert report. On August 21, 2018 the Treasury answered the expert report, requesting certain clarifications to the same, which was incorrectly notified to the expert accountant by the court on November 5, 2018. Since the notification was incorrect, on November 20, 2018, the court ordered a new notification to the expert of the challenges made by the AFIP to the expert report, which is pending notification.

The Company presented its sworn income tax statement for the year 2016, applying again the adjustment mechanism for tax inflation provided by the Income Tax Law to the same effect as made for the business years 2013 and 2014. In a supplementary manner, the Company filed, on May 15, 2017, a Declaration of Certainty Action with the National Court of First Instance in the Federal Administrative Contentious Matters, for the same purposes as that carried out for the aforementioned business years. The Federal Administrative Contentious Court No. 2, Secretary No. 3 processed these claims and, on May 31, 2017, ordered to accompany all the documentation offered by the Company. On July 31, 2017, the aforementioned documentation was attached to the file, and subsequently on August 16, 2017, the filing of the official letter addressed to the Procurator General of the Nation was accredited. On September 22, 2017, the court ordered the transfer of the claim to the National Treasury. Consequently, on November 17, 2017, the pertinent official letter was submitted to the Court to complete the transfer of the claim to the National Treasury for the purpose of confrontation, and the file is currently in office.

On February 8, 2018, the official letter was received by the court, and the notification to the defendant was correctly made. On April 16, 2018, the AFIP answered the lawsuit and filed a motion indicating that the plaintiff lacked a power of attorney to act before the court, and therefore the court ordered that the plaintiff be notified of the motion filed by the National Treasury. Subsequently, the Company answered the notification about lack of power of attorney, by attaching the new power of attorney. Finally, on October 31, 2018, the Court considered the notification as answered, and on November 7, 2018 it ruled resolved in favor of the Company, and the power of attorney was judicially validated.

Following a reasonable criterion consistent with the prior business years, the Company presented its sworn income tax statement for the year 2017, applying the adjustment mechanism for tax inflation provided by the Income Tax Law applying the same mechanism  as for the business years 2013, 2014 and 2016. The Company filed, on October 16, 2018, a Declaration of Certainty Action so that a court be chosen that would hear these proceedings. Federal Administrative Litigation Court No. 11 Secretariat No. 21 was designated.

As a result, on October 19, 2018 the court considered the action as filed, ordering the enforcement of Resolutions 7/94 and 13/05 and that the documentation offered as evidence be submitted to the court. On November 8, 2018, the court considered the aforementioned Resolutions as enforced and the documentation as submitted, and ordered that a notice be sent to the Office of the Treasury of the Nation, and that it be sent to the Prosecutor, in order to reach resolution  regarding the jurisdiction of the court and the authorization of the instance. Finally, on November 13, 2018, the court fee was considered accredited .

Given the high probability that Enel Generación El Chocón’s proposal should find a favorable resolution both at the judicial level and at the National Tax Court in terms of income tax inadmissibility for the years 2013, 2014, 2016 and 2017 as a result of an assumption of confiscation, the Company has not recorded any liabilities for this matter as of December 31, 2018 and also during 2018 the Company reversed a AR$268,075,396, tax provision which corresponds to AR$ 354,395,675 in homogeneous currency. As of December 31, 2017 the Company had reversed a AR$411,770,483 tax provision plus the AR$107,792,572, reimbursement interest which were previously included in current liabilities.

Edesur S.A.

Edesur S.A.

On April 5, 2016, ENRE issued Resolution Nos. 54 and 55. Resolution No. 54 the ENRE approved the tender specifications for contracting an advisor for the RTI of Edesur.

On the other hand, Resolution No. 55 approved the 2016 program for the RTI. The resolution defined the criteria, methodology and work plan that Edesur must follow to carry out its tariff studies. To elaborate on the tariff proposals, ENRE informed Edesur of the parameters for quality objectives and management, and the rate of return to be used in determining its own distribution cost.

On September 28, 2016, ENRE, through Resolution No. 522/2016, summoned a public audience for a hearing intended to notify of and allow comments on tariff proposals presented by distribution companies for the next five-year period.

On October 28, 2016, in relation to the RTI process, a hearing was held to notify and allow comments on tariff proposals presented by the distribution companies Edesur and Edenor S.A. under ENRE Resolution No. 55/2016.

Edesur presented a summary of its proposal for the next five years, which highlighted the projected significant investments for the period 2017 – 2021. Likewise, it stated its focus on improving the quality of service through the reduction of supply restitution timing, optimization of customer service and the incorporation of technology in all of its operating processes.

On November 14, 2016, ENRE published in the Diario Official a note in relation to the public hearing, and committed to issue a final resolution on the hearing 30 days after November 11, 2016.

On December 30, 2016, ENRE issued Resolution No. 626, which approved the document titled “Final Resolution Public Audience” (Resolución Final Audiencia Pública, in Spanish) prior to defining the tariffs to be applied. Likewise, it transferred to MEyM’s Undersecretary for Coordination of Tariff Policy (Subsecretaría de Coordinación de Política Tarifaria in Spanish) the topics discussed at the hearing that fall within the purview of that regulatory body.

On February 1, 2017, ENRE issued Resolution No. 64, which approved new prices for the tariff table.

In relation to the application of the new structure and tariff charges, the MEyM understood that it was timely and convenient to instruct ENRE to limit the increase in the VAD arising as a result of the RTI process to be applied from February 1, 2017, to a maximum of 42% with respect to the VAD in effect to date, having to complete the application of the remaining value of the new VAD, in two stages: the first one in November of 2017 and the second one, in February of 2018.

In addition, it provides that ENRE must recognize, to the concessionary company, the difference of the VAD resulting from the application of the gradual increase in the tariff recognized in the RTI, in installments from February 1, 2018 to January 31, 2021, which will incorporate to the value of the resulting VAD at that date. On July 26, 2017, ENRE issued Resolution No. 329/2017, which establishes the determination the recovery process of the loan and its billing in 48 installments from February 1, 2018.

The regulations also establish the updating method of the company´s income for the effect of changes in the prices on the economy and all other issues related to the quality of service provision and the supply regulation.

In compliance with ENRE Resolution No. 64/2017, on March 20, 2017 Edesur confirmed the investment plan for the 2017‑2021 period, duly informed for the RTI plus the reconversion of the Balcarce and Tres Sargentos Substations from 27.5 to 13.2 kW. Additionally, indicated the adapting possibility of said plan in the future to changes in demand.

With the issue of ENRE Resolution No. 64/2017, its amendments and SEE Resolution No. 20/2017 which approved the seasonal summer rescheduling and fixed seasonal reference prices, is overcome the tariff transition stage established in the Agreement. This Agreement signed on August 29, 2005, counted on with the signatures of Edesur and the then Ministries of Economy and Production, and Federal Planning, Public Investment and Services, becoming the Company rule by as established in its Concession Contract.

On May 2017, SEE, through Resolutions No. 256 and No.261, approved the winter seasonal rescheduling and extended the seasonal reference prices set by SEE Resolution No. 20/2017, until October 31, 2017.

On May 16, 2017, the Electricity Dependent Law 27,351 was enacted through PEN Decree No. 339/2017. It provides free, continuous electricity supply to those who registered. As a consequence of the above, on July 26, 2017 the ENRE issued Resolution No. 292, establishing the free service and the connection cost for this category of users. Likewise, on September 25, 2017, the Ministry of Health, through Resolution No. 1538-E, created the "Register of Electrodependents for Health Matters". As of the date of issuance of these financial statements, the definition of enforcement authority by PEN and the allocation of the item’s budget required for compliance with the standard are pending.

On October 27, 2017 the ENRE, in compliance with the MEyM Resolution No. 403, through Resolutions 526 and 527 convened a Public Hearing by November 17, 2017 at Palacio de las Aguas. The following matters were treated: Firstly,

1)

The new power and energy reference prices, the reference price for power and reference energy stabilized for the distribution companies in each one’s equivalent node, corresponding to the Seasonal Summer Period 2017‑2018;

2)	The Electrical energy saving promotion plan.
3)

The welfare tariff and the distribution methodology, between the demand of the MEM, (the cost represented by the remuneration of the electric power transportation in extra high voltage) and, the respective region demand (that corresponds to the regional distribution. system).

Secondly, it informed about the impact the MEyM measures will have on the bills for users of distribution companies as a result it of the Public Hearing that the Ministry convened by Resolution MEyM 403/2017. The Public Hearing mentioned the prices of the Wholesale Electricity Market, subsidies withdrawal from the electric power, transportation and the distribution criteria among the transportation users about the Carriers remuneration (which this agency resolved at the time of the Comprehensive Tariff Review of the Transportation of Electric Power).

On November 1, 2017, the ENRE published Resolution No. 525, partially making the reconsideration appeal filed by Edesur against ENRE Resolution 64/2017. In the resolution, accepted its proposal regarding the treatment of the easements and requesting submit the annual plan for the regularization of easements to be developed during the period 2017‑2021, within 60 days after the notification. This time-lapse also applies to CAMMESA’s expenses recognitions, fees and others that should be present in future adjustments ex -post and minor modifications to the quality system and other recognitions.

As a result, on December 1, 2017, through Resolution No. 602, ENRE resolved to approve the new Edesur’s Own Cost of Distribution values, through the application of the mechanisms provided in the RTI. It jointly issued the new Tariff Tables that reflect the new Seasonal Prices (generation and transportation) contained in the resolution of the 1091 Electric Energy Secretariat of 2017, as well as the new subsidy schemes for the Welfare Tariff and bonus for consumption savings for residential users.

On April 17, 2017, the MINEM issued a notice instructing the Secretariat of Electric Energy (SEE) to determine within a period of 120 working days if there are pending obligations of the Agreement Minutes and the treatment to be applied, and to issue during the following 30 days a final resolution report. For these purposes, the SEE requested from Edesur, ENRE and CAMMESA the relevant information.

Within the framework of the process initiated under the aforementioned note, on December 28, 2017 the MINEM issued another notice communicating to CAMMESA that regarding the credits that may correspond to the distributor with respect to the National Government as a result of the provisions in the Agreement Minutes in connection with facts and omissions that had occurred until the enforcement of the tariff tables resulting from the RTI, after discounting the obligations of the concessionaires that are determined to be pending compliance and originated in said period, the National State assumes Edesur's obligations that  with CAMMESA as a result of the purchase of electric power in the MEM.

The foregoing occurs as a result of the authority set forth in article 15 of Law 27.341 and based on said article in relation to the obligations of the distributing companies for which no revenue is recognized.

On December 29, 2017, Edesur agreed to the terms of this notice.

Based on the Company's income update set forth in ENRE Resolution No. 64/2017, on January 31, 2018, the ENRE approved the new figures effective as of February 1, 2018. These tables include a new reduction of wholesale price subsidies, leaving it at 90% of the seasonal price operated in 2017, as well as maintaining the social rate and a bonus of the stimulus plan, due to a reduction in the lower scope electricity consumption.

Regarding the VAD component, the third installment of the increase arising as a result of the RTI process, the proportional part of the deferred revenue produced by said step up  corresponding to the period September 2017 - January 2018 and the application of the efficiency factor, which reflects Edesur's compliance with the investment plan committed to the RTI, were added to this tariff tables.

At the same time and in order to resume structural normality conditions, the Argentine National Government decided not to extend the validity of the Electric Emergency Law (valid until December 31, 2017) and the Economic Emergency (valid until January 6, 2018).

Regarding the pending issues in connection with the RTI regulation, on May 31, 2018 the ENRE issued Resolution 170/2018 which approves the penalty regime for deviation from the Investment Plan submitted by the distribution companies at the time of the RTI.

On August 23, 2018, the ENRE, by means of resolution 222, rejected the motion filed by EDESUR against the penalty regime for deviation from the Investment Plan submitted in the RTI and published on May 31, 2018.

In turn, on September 5, 2018, EDESUR filed a new Appeal against the above resolution.

On July 30, 2018, Edesur signed a commitment with the former MINEM, in line with the Ministry's intention to make tariff increases more gradual.

The commitment establishes that Edesur will receive 50% of the increase corresponding to the adjustment mechanism set forth in the tariff as of August 1, while the remaining 50% will be received in 6 adjusted installments as of February 1, 2019.

The commitment also includes maintaining the Investment Plan agreed in the RTI.

On August 1, 2018, 50%  (7.925%) of the increase corresponding to the application of the August 2018 MMC to the VAD was applied.Together with this increase, the path of elimination of subsidies to the wholesale energy price, which had been delayed due to the devaluation of June and July 2018, was resumed.

In addition, the former MINEM modified the ceilings to the social tariff, decreasing subsidies to this tariff and the distortions caused by this to the Distributors that are still pending solution and that are being analyzed by the ENRE.

Regarding the Agreement for the solution of the Regulatory Assets and Liabilities, which is delayed, administrative progress for the final execution of the agreement continues to be made.

The Subsecretariat of Electric Energy requested, the last week of September, both from the ENRE and the involved companies, the relevant and necessary information to submit  to the Office of the Attorney General of the Nation and the SIGEN.

Voluntary retirement plan

During 2018, the Board of Directors of the Company approved a voluntary retirement plan for Company employees who meet certain requirements, effective until March 31, 2019. In all cases, Edesur reserves the final decision about whether to include or note the interested employees in the plan.

As a result of the employees included as of December 31, 2018, a charge to profit or loss of approximately Ar$ 911 million was recognized, and Ar$ 97 million was outstanding for payment at that date, which is disclosed in "Corporate and fiscal debts" under current and non-current liabilities, as appropriate

Financial Position of Edesur

Pursuant to the provisions of article 206 of Law 19,550, as of December 31, 2018, Edesur is in a situation of mandatory reduction of capital stock because the accumulated losses include all the reserves and more than 50% of the corporate capital. Edesur believes that the measures ordered for the tariffs during 2018 and the final resolution of the RTI will allow it to restore the economic-financial equation provided for in the law and in the Concession Contract, and to reverse the effects in the network of the limited levels of investment as a result of the sustained decrease in revenue in the years 2002 to 2014 and consequent financial restrictions, and thus achieve the final normalization of the situation of the electric service provided by the company.

In addition, although the company has a negative working capital, the main components of the current liabilities (debt with CAMMESA for the energy purchase of energy and debt for fines with ENRE) are subject to modifications to specific regulations and discussions and work meetings with the area authorities. These discussions and meetings are in progress at the date of these financial statements. The company’s Management considers that will be successful in adapting the payment periods of said obligations to the company’s actual payments possibilities, by not enforce them in the short term. However, and until the results of these negotiations are specified and implemented, said liabilities are disclosed as current.

The following applies to all the companies in Argentina

Tax Reform

On December 29, 2017, the Decree 1112/2017 of the National Executive Branch was signed, enacting the Tax Reform Law No. 27,430 sanctioned by the National Congress on December 27, 2017. The law was published in the Official Gazette on the date of its enactment. The following points are significant aspects of that reform:

a)	Corporate Income Tax and Additional Dividend Tax

Reduction of the corporate income tax rate and the additional tax on distribution of dividends.

Until the fiscal year ended December 31, 2017, the corporate income tax rate of 35% is maintained, which will be reduced to 30% during   fiscal years starting from January 1, 2018, and 25% for fiscal years beginning on or after January 1, 2020.

The reduction in the corporate tax rate supplements the application of the additional tax on distribution of dividends to local individuals and beneficiaries abroad, which the company must withhold and pay to the Treasury as a single, definitive payment when the dividends are paid. This additional tax will be 7% or 13%, depending on whether the dividends distributed correspond to earnings of a fiscal year in which the company was taxed at the 30% or 25% rate, respectively. For these purposes it is considered, without admitting proof to the contrary, that the dividends that are made available correspond, firstly, to the retained earnings of greater age

b)	Equalization Tax

In accordance with the Law 25,063, the dividends paid in excess of the tax profits accumulated at the end of the business year immediately prior to the date of said payment (when applicable, distribution of profits), generates the obligation to withhold a surplus of 35% of income tax as a single, final payment. Said withholding will no longer apply to dividends (when applicable, profits) attributable to earnings accrued in business years from January 1, 2018.

c)	Tax Revaluation

Law 27,430 allows the exercise of the option to revalue for tax purposes, for one time only, certain assets owned by the taxpayer existing at the end of the first fiscal year ended after December 29, 2017 (legal effective date ), to the extent that:

(i)	they are located, placed or used economically in the country, and are used to generate taxable profits,
(ii)	they are not assets with accelerated depreciation or are not fully depreciated, and
(iii)	they are not assets that were externalized in accordance with Law 27,260.

The exercise of the option entails the payment of an excise duty on all revalued assets according to the proportion established for each type of asset, which will be applied to the difference between the residual revalued tax value and the tax value of residual origin, calculated in accordance with the provisions of the Income Tax Law. The determined tax is not deductible for the purposes of the income tax assessment, and the gain for the revaluation amount is exempt from income tax. Also, the amount of the revaluation, net of the corresponding depreciation, is not computable for the purposes of the assessment of the minimum presumed income tax.

The revaluation is made applying a revaluation factor from the year of acquisition of the assets that arise from a table contained in Law 27,430, and the value thus determined is subtracted from the depreciation that would have corresponded according to the Income Tax Law for the periods of useful life elapsed, including the period of the option. For non-exchangeable real estate assets and depreciable fixed assets, there is the option of the estimate made by an independent appraiser, as long as it does not exceed the 50% that would result from applying the revaluation factor. The revalued assets will continue to be price-level restated for tax purposes based on the percentage variations of the Internal Wholesale Price Index index provided by the National Institute of Statistics and Census, according to the tables drawn up by the AFIP for these purposes. Thus, the depreciation to be deducted in the income tax assessment will have as components (i) the depreciation installment calculated based on the value of origin, method and useful life timely adopted for the calculation of the income tax, plus (ii) the depreciation installment corresponding to the amount of the revaluation with the aforementioned subsequent price-level adjustment. If a revalued asset is disposed of in one of the two business years immediately following the year taken as the basis for the revaluation calculation, the computable cost will have a penalty, consisting of reducing the residual amount of the price-level restated revaluation by 60% if the disposal takes place in the first of the aforementioned years, or by 30% if it takes place in the second of those years.